American Century Quantitative Equity Funds

PROSPECTUS SUPPLEMENT

EQUITY GROWTH FUND * INCOME & GROWTH FUND * SMALL CAP QUANTITATIVE FUND
GLOBAL GOLD FUND * GLOBAL NATURAL RESOURCES FUND * UTILITIES FUND

Supplement dated August 5, 2002 * Prospectus dated May 1, 2002  (Investor Class,
Advisor Class, Institutional Class and C Class)

SPECIAL MEETING OF SHAREHOLDERS

At a Special Meeting of Shareholders held August 2, 2002, shareholders voted on the following proposals.

All funds

Shareholders of the aforementioned funds elected the funds' eight-member Board of Directors for indefinite terms,  effective immediately following the meeting.
The elected Directors are Albert Eisenstat, Ronald J. Gilson,  Kathryn A. Hall,
William M. Lyons, Myron S. Scholes, Kenneth E. Scott, James E. Stowers III and
Jeanne D. Wohlers.

Global Natural Resources

The meeting was adjourned until Tuesday, Septemember 3, 2002, at 10 a.m.

Shareholders of Global Natural Resources are being asked to consider the liquidation and termination of the fund. After considering the limited prospects for renewed growth of the assets of the fund and the efforts and expenses of the fund's distributor to distribute shares of the fund, the Board of Directors determined it is in the best interest of the investors to liquidate the fund.
Please note that the liquidation of Global Natural Resources assets will occur at the full net asset value of the fund on the date of liquidation and will result in a taxable event for investors who own their shares in taxable accounts.

In connection with the plan to liquidate, effective May 15, 2002, the fund closed to new investors.

If this proposal is approved, the fund will close to all new investments on
September 6, 2002, and will be liquidated on September 27, 2002, or as soon as practicable thereafter.

SH-SPL-30980   0208